Exhibit 99.1

Digital Turbine Announces Successful Completion of Debt Refinancing and Updates Annual Guidance

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The company has secured a new four-year credit facility following strong ﬁscal ﬁrst quarter results and the issuance of ﬁscal year 2026 annual guidance that underscores the business momentum and growth outlook.

AUSTIN, Texas, Sept. 2, 2025 /PRNewswire/ -- Digital Turbine, Inc., the leading platform powering premium mobile experiences through innovative technology, today announced the successful completion of a new four-year $430 million term loan credit facility. The reﬁnancing extends the debt maturity timeline, providing the runway to continue accelerating the company’s return to growth.

The new facility has been used to fully repay the company’s prior credit facility, which was set to mature in August 2026. With this multi-year runway, Digital Turbine is positioned to execute on key strategic initiatives as it advances innovation across its platform, scales operational efﬁciencies, and continues to drive future growth by delivering premium mobile experiences for its global partners and consumers.

“We’re pleased to have secured this four-year term loan credit facility, which allows us to fully address our upcoming debt maturity and continue to focus on our business strategy with discipline,” said Steve Lasher, Chief Financial Ofﬁcer of Digital Turbine. “This reﬁnancing, coupled with our improved execution and return to growth performance, allow us to continue to execute on our path forward.”

Fiscal Year 2026 Guidance Update

Following the company’s strong ﬁrst quarter performance and encouraged by the accelerating momentum of the business, the company is raising the lower end of its annual guidance range to revenue in the range of $530 million to $535 million and Non-GAAP adjusted EBITDA in the range of $92 million to $95 million for ﬁscal year 2026.

	Updated FY26 Guidance	Prior FY26 Guidance
Revenue	$530-535 million	$525-535 million
Non-GAAP Adjusted EBITDA*	$92-95 million	$90-95 million

It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.

*Non-GAAP Adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), business transformation costs, foreign exchange transaction gains (losses), income tax (beneﬁt) provision, transaction-related expenses, contract settlement fees, changes in fair value of contingent considerations, impairment of goodwill, and severance costs.

About Digital Turbine

Digital Turbine (NASDAQ: APPS) is the driving force behind superior mobile experiences for consumers and results for the world’s leading mobile operators, advertisers and publishers. Our platform uniquely simpliﬁes our partners’ ability to drive end-to-end recognition, acquisition and monetization - connecting them to more consumers, in more ways, on more devices. Digital Turbine is headquartered in North America, with ofﬁces around the world. www.digitalturbine.com

Forward-Looking Statements

This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, ﬁnancial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including ﬁnancial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:

Risks Speciﬁc to our Business

●
Our transformation activities and reduction in force may not adequately reduce our operating costs or improve our operating margins or cash ﬂows, may lead to additional workforce attrition and may cause operational disruptions.

●	We have a history of net losses.
●	We have a limited operating history for our current portfolio of assets.
●	Our operations are global in scope, and we face added business, political, regulatory, legal, operational, ﬁnancial and economic risks as a result of our international operations.
●	Our ﬁnancial results could vary signiﬁcantly from quarter-to-quarter and are difﬁcult to predict.
●	A signiﬁcant portion of our revenue is derived from a limited number of wireless carriers and customers.
●	The risk of impairment of our goodwill.

●	The effects of the current and any future general downturns in the U.S. and the global economy, including ﬁnancial market disruptions.
●	Our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
●
Our business may involve the use, transmission and storage of conﬁdential information and personally identiﬁable information, and the failure to properly safeguard such information could result in signiﬁcant reputational harm and monetary damages.

●	Our business and reputation could be impacted by information technology system failures and network disruptions
●	System security risks and cyber-attacks could disrupt our internal operations or information technology services provided to customers.
●	Our business and growth may suffer if we are unable to hire and retain key talent.
●
Our corporate culture has contributed to our success, and if we cannot maintain this culture, we could lose the innovation, creativity, passion, and teamwork that we believe contribute to our success and our business may be harmed.

●	If we make future acquisitions, this could require signiﬁcant management attention and disrupt our business.
●	Adverse effects of negative developments affecting the ﬁnancial services industry, including events or concerns involving liquidity, defaults, or non-performance by ﬁnancial institutions.
●	Entry into new lines of business, and our offering of new products and services, resulting from our investments may result in exposure to new risks.
●	Litigation may harm our business.

Risks Related to the Mobile Advertising Industry

●	The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
●	The markets for our products and services are rapidly evolving and may decline or experience limited growth.
●	Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
●	Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
●	The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
●	If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
●
A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.

●	Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
●	We may be subject to legal liability associated with providing mobile and online services.
●	Risks of public health issues, such as a major epidemic or pandemic.
●	Risk related to geopolitical conditions and the global economy, including conﬂicts, ﬁnancial markets, inﬂation, global supply chain, and tariffs.
●	Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape, including recent tariff increases and trade tensions.

Industry Regulatory Risks

●	We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
●	We are subject to anti-corruption, import/export, government sanction, and similar laws, especially related to our international operations.
●	Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions.
●	Limitations may negatively affect our ability to use our net operating losses, credits, and certain other tax attributes to offset future taxable income.
●	Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.

Risks Related to Our Intellectual Property and Potential Liability

●
Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights

●
Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay signiﬁcant damage awards.

●	Our platform contains open source software.
●	Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.

Risks Relating to Our Common Stock and Capital Structure

●	We have secured and unsecured indebtedness, which could limit our ﬁnancial ﬂexibility.
●
To service our debt and fund our other obligations and capital requirements, we will require a signiﬁcant amount of cash, and our ability to generate cash will depend on many factors beyond our control.

●
The market price of our common stock is likely to be highly volatile and subject to wide ﬂuctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.

●	Risk of not being able to raise capital to grow our business.
●	Risk to trading volume of lack of securities or industry analysts research coverage.
●	A material weakness in our internal control over ﬁnancial reporting and disclosure controls and procedures could, if not remediated, result in material misstatements in our ﬁnancial statements.
●	Maintaining and improvising ﬁnancial controls and being a public company may strain resources.
●	Anti-takeover provisions in our charter documents could make an acquisition of our company more difﬁcult.
●	Our bylaws designate Delaware as the exclusive forum for certain disputes.
●
Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10- K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10-Q ﬁled with the Securities and Exchange Commission.

You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:
Brian Bartholomew
Digital Turbine
brian.bartholomew@digitalturbine.com